UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2014

Impax Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue
Hayward, California 94544
(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 240-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on October 8, 2014, Impax Laboratories, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Tower Holdings, Inc. (“Tower”), Lineage Therapeutics Inc. (“Lineage”), Roundtable Healthcare Partners II, L.P., Roundtable Healthcare Investors II, L.P., the other stockholders of Tower and Lineage, the holders of options to purchase shares of Tower common stock and options to purchase shares of Lineage common stock, the holders of warrants to acquire shares of Tower common stock and warrants to acquire shares of Lineage common stock and, solely with respect to Section 8.3, Roundtable Healthcare Management II, LLC, pursuant to which the Company will acquire all the outstanding shares of common stock of Tower and Lineage (the “Acquisition”). The Stock Purchase Agreement is described in more detail in the Company’s Current Report on Form 8-K filed on October 10, 2014 and is filed as an exhibit to such Form 8-K as Exhibit 2.1.

On December 24, 2014, the Company received a second request for additional information and documentary material (the “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with its review of the Acquisition. Issuance of the Second Request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after the Company, Tower and Lineage have substantially complied with the FTC’s Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC.

The Company has been working, and will continue to work, cooperatively with the FTC and continues to expect the Acquisition to close during the six month period after the date of the Stock Purchase Agreement.

Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Company’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets (particularly as they affect the terms on which the Company and its subsidiaries can issue equity securities and incur borrowings in connection with the acquisition of Tower and Lineage), legislative and regulatory changes, changes in demand for products produced by the Company, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of the Company, its subsidiaries, Tower or Lineage (including the Company’s ability to complete the announced acquisition of those operations and achieve related financial, operational and other benefits). The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAX LABORATORIES, INC.

Date: December 29, 2014	By:	/s/ Bryan M. Reasons

		Name:	Bryan M. Reasons
		Title:	Senior Vice President, Finance and Chief Financial Officer